BID RATE NOTE
                                                                   April 1, 2003

         FOR VALUE RECEIVED, the undersigned, REGENCY CENTERS, L.P., a Delaware limited liability company (the "Borrower"), hereby promises to pay to the order of COMMERCEBANK, N.A. (the "Lender"), in care of Wells Fargo Bank, National Association, as Agent (the "Agent"), to Wells Fargo Bank, National Association, 2120 E. Park Place, Suite 100, El Segundo, California 90245, or at such other address as may be specified by the Agent to the Borrower, the aggregate unpaid principal amount of Bid Rate Loans made by the Lender to the Borrower under the Credit Agreement, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Bid Rate Loan, at such office at the rates and on the dates provided in the Credit Agreement.

         The date, amount, interest rate and maturity date of each Bid Rate Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Bid Rate Loans made by the Lender.

         This Note is one of the "Bid Rate Notes" referred to in the Credit Agreement dated as of April 30, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the Borrower, Regency Realty Group, Inc., Regency Centers Corporation, the financial institutions party thereto and their assignees under Section 12.8 thereof, the Agent, and the other parties thereto, and evidences Bid Rate Loans made by the Lender thereunder. Terms used but not otherwise defined in this Note have the respective meanings assigned to them in the Credit Agreement.

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Bid Rate Loans upon the terms and conditions specified therein.

         Except as permitted by Section 12.8. of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

         This Note shall be governed by, and construed in accordance with, the laws of the State of GEORGIA.

         The Borrower hereby waives presentment for payment, demand, notice of demand, notice of non-payment, protest, notice of protest and all other similar notices.

         Time is of the essence for this Note.


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         IN WITNESS WHEREOF, the undersigned has executed and delivered this Bid
Rate Note under seal as of the date first written above.

                                       REGENCY CENTERS, L.P.

                                       By: Regency Centers Corporation, its sole
                                           general partner


                                          By:  /s/ John F. Euart Jr.
                                             -----------------------------------
                                               Name:  John F. Euart Jr.
                                               Title: Managing Director

STATE OF GEORGIA

COUNTY OF FULTON


         BEFORE ME, a Notary Public in and for said County, personally appeared John F. Euart Jr., known to me to be a person who, as Managing Director of Regency Centers Corporation, as the general partner of Regency Centers, L.P., the entity which executed the foregoing Bid Rate Note, signed the same, and acknowledged to me that he did so sign said instrument in the name and upon behalf of said corporation as an officer of said corporation.

         IN TESTIMONY WHEREOF, I have hereunto subscribed my name, and affixed my official seal, this 1st day of April, 2003.

                                     /s/ Jackie Leonard
                                     -------------------------------------------
                                     Notary Public

                                     My Commission Expires:  4/9/03





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



                           SCHEDULE OF BID RATE LOANS


         This Note evidences Bid Rate Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:

          Principal                Maturity     Amount      Unpaid
Date of   Amount of    Interest     Date of     Paid or    Principal   Notation
 Loan        Loan        Rate        Loan       Prepaid     Amount     Made By
 ----        ----        ----        ----       -------     ------     -------










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